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3Q20 Earnings Presentation

Reinsurance Group of America, Incorporated

November 5, 2020

Safe Harbor

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, among others, statements relating to projections of the future operations, strategies, earnings, revenues, income or loss, ratios, financial performance and growth potential of the Company. Forward-looking statements often contain words and phrases such as "intend," "expect," "project," "estimate," "predict," "anticipate," "should," "believe" and other similar expressions. Forward-looking statements are based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are not a guarantee of future performance and are subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements.

The effects of the COVID-19 pandemic and the response thereto on economic conditions, the financial markets and insurance risks, and the resulting effects on the Company's financial results, liquidity, capital resources, financial metrics, investment portfolio and stock price, could cause actual results and events to differ materially from those expressed or implied by forward-looking statements. Further, the estimates, projections, illustrative scenarios or frameworks used to plan for potential effects of the pandemic are dependent on numerous underlying assumptions and estimates that may not materialize. Additionally, numerous other important factors (whether related to, resulting from or exacerbated by the COVID-19 pandemic or otherwise) could also cause results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: (1) adverse changes in mortality, morbidity, lapsation or claims experience, (2) inadequate risk analysis and underwriting, (3) adverse capital and credit market conditions and their impact on the Company's liquidity, access to capital and cost of capital, (4) changes in the Company's financial strength and credit ratings and the effect of such changes on the Company's future results of operations and financial condition, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) requirements to post collateral or make payments due to declines in market value of assets subject to the Company's collateral arrangements, (7) action by regulators who have authority over the Company's reinsurance operations in the jurisdictions in which it operates, (8) the effect of the Company parent's status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, (9) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company's current and planned markets, (10) the impairment of other financial institutions and its effect on the Company's business, (11) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (12) market or economic conditions that adversely affect the value of the Company's investment securities or result in the impairment of all or a portion of the value of certain of the Company's investment securities, that in turn could affect regulatory capital, (13) market or economic conditions that adversely affect the Company's ability to make timely sales of investment securities, (14) risks inherent in the Company's risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (15) the fact that the determination of allowances and impairments taken on the Company's investments is highly subjective, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) the Company's dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (18) financial performance of the Company's clients, (19) the threat of natural disasters, catastrophes, terrorist attacks, epidemics or pandemics anywhere in the world where the Company or its clients do business, (20) competitive factors and competitors' responses to the Company's initiatives, (21) development and introduction of new products and distribution opportunities, (22) execution of the Company's entry into new markets, (23) integration of acquired blocks of business and entities, (24) interruption or failure of the Company's telecommunication, information technology or other operational systems, or the Company's failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data and intellectual property stored on such systems, (25) adverse litigation or arbitration results, (26) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (27) changes in laws, regulations, and accounting standards applicable to the Company or its business, (28) the effects of the Tax Cuts and Jobs Act of 2017 may be different than expected and (29) other risks and uncertainties described in this document and in the Company's other filings with the Securities and Exchange Commission ("SEC").

Forward-looking statements should be evaluated together with the many risks and uncertainties that affect the Company's business, including those mentioned in this document and described in the periodic reports the Company files with the SEC. These forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update these forward-looking statements, even though the Company's situation may change in the future. For a discussion of these risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to see Item 1A – "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, as may be supplemented by Item 1A – "Risk Factors" in the Company's subsequent Quarterly Reports on Form 10-Q.

Use of Non-GAAP Financial Measures

RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA's management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company's continuing operations, primarily because that measure excludes substantially all of the effects of net investment-related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment, and are not necessarily indicative of the performance of the Company's underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform, and other items that management believes are not indicative of the Company's ongoing operations. The definition of adjusted operating income can vary by company and this measure is not considered a substitute for GAAP net income.

RGA uses a second non-GAAP financial measure called adjusted operating revenues as a basis for measuring performance. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives. The definition of adjusted operating revenues can vary by company and this measure is not considered a substitute for GAAP revenues.

Additionally, the Company evaluates its stockholders' equity position excluding the impact of accumulated other comprehensive income ("AOCI"), a non-GAAP financial measure. The Company believes it is important to evaluate its stockholders' equity position excluding the effect of AOCI because the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, changes in credit spreads on investment securities, and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

Book value per share before the impact of AOCI is a non-GAAP financial measure that management believes is important in evaluating the balance sheet in order to exclude the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation.

Adjusted operating earnings per diluted share is a non-GAAP financial measure calculated as adjusted operating income divided by weighted average diluted shares outstanding. Adjusted operating return on equity is a non-GAAP financial measure calculated as adjusted operating income divided by average stockholders' equity excluding AOCI. Similar to adjusted operating income, management believes these non-GAAP financial measures better reflect the ongoing profitability and underlying trends of the Company's continuing operations. They also serve as a basis for establishing target levels and awards under RGA's management incentive programs.

Reconciliations of non-GAAP financial measures to the nearest GAAP financial measures are provided in the Appendix at the end of this presentation.

Key Messages

RGA's top priorities continue to be the health and well-being of our employees and supporting our clients and communities. Our operations continue to run smoothly, which is a testament to our team's focus and dedication during these very difficult circumstances.

Q3 2020 Results Demonstrated Continued Resilience of RGA's Global Franchise

- Adjusted operating EPS of $3.51[1] were strong even after absorbing the impact of COVID-19
- Strong results from many key segments and businesses: EMEA, Asia, U.S. and Latin America Asset-Intensive; Australia was profitable
- Favorable U.S. Individual Mortality experience, excluding COVID-19
- Strong balance sheet, well-positioned to weather a range of scenarios; excess capital of $1.5 billion with ample liquidity

COVID-19 Impact Manageable in the Quarter

- Q3 COVID-19 claim costs were at the low end of our internal model range
  - $100 million of estimated COVID-19 U.S. individual mortality claim costs
  - $40 million of estimated COVID-19 claim costs in all other operations
- Low level of impairments tracking below the low end of our internal model range
- Favorable longevity experience

RGA

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

Third Quarter Results

Pre-tax Adjusted Operating Income[1]

- Consolidated results were strong even after absorbing COVID-19
- Results highlight RGA's well diversified and resilient operating model


$ in millions
$335
$301
3Q19
3Q20

Adjusted Operating EPS[1]

- Adjusted operating income of $239 million
- Effective tax rate was 20.4% on pre-tax adjusted operating income


$4.02
$3.51 2
3Q19
3Q20

Trailing 12 Month Adjusted Operating ROE[1]

- Ongoing headwinds from low interest rates and foreign exchange rates


10.7%
7.4%
3Q19
3Q20

RGA

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] On June 5, 2020, RGA completed an offering of 6,172,840 shares of its common stock and received net proceeds, before expenses, of approximately $481 million, which had a $(0.35) impact on adjusted operating EPS for the third quarter.

Results by Segment

- U.S. and Latin America Traditional results reflect excess individual mortality claims and lower variable investment income; Individual Health and U.S. Group results, in total, were slightly ahead of our expectations
- U.S. and Latin America Asset-Intensive results reflect favorable investment spreads and equity markets
- Canada Traditional results reflect modestly unfavorable individual mortality experience, primarily due to the impact from COVID-19
- EMEA Traditional results reflect COVID-19 claim costs primarily in South Africa and the U.K.; EMEA Financial Solutions results reflect favorable longevity experience, the majority of which is believed to be COVID-19-related
- APAC Traditional results reflect very favorable overall experience in Asia and a modest profit in Australia
- Corporate loss was more than the expected average run rate, primarily due to higher interest costs from the debt issuance and lower variable investment income

Pre-tax Adjusted Operating Income (Loss)[1]	3Q20	3Q19
U.S. and Latin America Traditional	$22	$123
U.S. and Latin America Asset-Intensive	$77	$65
U.S. and Latin America Capital Solutions	$24	$19
Canada Traditional	$29	$44
Canada Financial Solutions	$6	$3
EMEA Traditional	$7	$25
EMEA Financial Solutions	$86	$59
APAC Traditional	$78	$22
APAC Financial Solutions	$9	$5
Corporate & Other	$(37)	$(30)
Total	$301	$335

RGA

[1] USD in Millions. Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

U.S. Individual Mortality

Favorable Q3 mortality, excluding COVID-19

- $60 million unfavorable mortality including COVID-19
- Approximately $100 million of excess claim costs attributed to COVID-19 based on known cause-of-death reporting, adjusted for reporting lags
- Excluding COVID-19, very favorable large claim experience of approximately $85 million
- Balance of experience is consistent with CDC excess general population death reporting, which indicates significant excess mortality not specifically marked as a COVID-19 death



US Population Excess Deaths
CDC Weekly Excess Deaths
25,000
20,000
15,000
10,000
5,000
-
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
7 14 21 28 4 11 18 25 2 9 16 23 30 6 13 20 27 4 11 18 25 1 8 15 22 29
Mar Apr May Jun Jul Aug
Week Ending
COVID
Excess Non-COVID
Covid/Total Excess (right axis)

Source: https://www.cdc.gov/nchs/nvss/vsrr/covid19/excess_deaths.htm
Data downloaded 3-Nov-2020; Data in more recent weeks are incomplete.

Investments Summary

- Our investment strategy strives to balance risk and return to build a portfolio to weather cycles; strong underwriting is foundational
- Impairments tracking below the low end of our range
  - Q3 net impairments and change in allowances of approximately $5 million pre-tax
- Portfolio average quality of “A” maintained
- Investment portfolio market value increased as risk-free rates remained low and credit spreads tightened across most asset classes
- Portfolio activity in Q3 focused on public corporate bonds and structured assets
  - Our private market activity has resumed, and pipeline continues to build
- Variable investment income below our average run rate, as realizations continued to be slower than 2019’s robust environment

Non-Spread Investment Yield[1]

Non-Spread Investment Yield[1]

- Lower investment yield, reflecting full quarter impact of higher cash balances from debt and equity issuances
  - Variable investment income below our average run rate
  - Expecting some rebound in portfolio yield in Q4

New Money Rates[2]

- New money rate was 2.53% in Q3 2020
  - Market yields were low throughout Q3 as risk-free rates remained near historical lows and credit spreads tightened
  - Limited activity in higher yielding private assets during the quarter

Non-Spread Investment Yield[1]


4.83%
4.55%
4.08%
4.07%
3.66%
3Q19
4Q19
1Q20
2Q20
3Q20

New Money Rates[2]


3.80%
3.70%
4.20%
3.57%
2.53%
3Q19
4Q19
1Q20
2Q20
3Q20

RGA

[1] On an amortized cost basis, excluding spread business.
[2] Excludes cash, cash equivalents, and U.S. Treasury notes purchased.

Capital and Liquidity

Capital

- Strong balance sheet with a stable capital mix
- Excess capital position of $1.5 billion



$ in billions
$12
$10
$8
$6
$4
$2
$-
$9.0
$10.3
$10.6
$11.4
$12.1
2016
2017
2018
2019
3Q20 2
Proforma
Shareholders' Equity (ex-AOCI) 1
Debt
Hybrid Securities

Leverage Ratios

- Leverage ratios within our targeted ranges
- Pre-funded 2021 senior note maturity



40%
35%
30%
25%
20%
15%
10%
5%
0%
21.8%
34.2%
16.2%
27.1%
15.7%
26.3%
16.3%
26.0%
17.0%
26.2%
2016
2017
2018
2019
3Q20 2
Proforma
Debt to Total Capital
Debt + Hybrids to Total Capital

Ample Liquidity Available

- Continued to hold a high level of liquidity in Q3
- Access to $850 million syndicated credit facility and other sources



$ in billions
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$1.2
$1.3
$1.9
$1.4
$3.3
2016
2017
2018
2019
3Q20
Cash and Cash Equivalents

RGA

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] Assumes $400 million of senior notes due June 2021 are retired as of September 30, 2020, for a net debt issuance of $200 million. Senior notes due June 2021 will be repaid upon maturity.

COVID-19 Mortality Model Update

- COVID-19 attributed claim costs are at the low end of our expected range based on levels of reported general population deaths
  - Continue to see lower insured population mortality relative to general population
  - Ongoing model refinements resulted in no material changes to previously disclosed claim cost estimates for our major markets
    - Estimated $15 million to $25 million pre-tax mortality claims for every additional 10,000 U.S. population deaths
    - Estimated $4 million to $6 million pre-tax mortality claims for every additional 10,000 U.K. population deaths
    - Estimated $10 million to $15 million pre-tax mortality claims for every additional 10,000 Canada population deaths
- Favorable longevity experience is consistent with expectations
  - Reporting lags are longer than mortality
  - Approximately $30 million of pre-tax income variance in the quarter

Appendix

Diversified and High-Quality Portfolio

- Average portfolio credit rating: A
- 94.8% investment grade
- Short-term, cash and cash equivalents 4.6%, down from 6.1% in 2Q
- CML average LTV 58%
- CLO book value $1.8 billion[1], AA average credit quality (94.3% A and above)
- We believe our BBB investments are defensively positioned; Underweight energy, consumer cyclical and BBB-



Asset Allocation
As of September 30, 2020
$73.4B
70.7%
3.8%
0.2%
8.0%
1.7%
7.4%
4.6%
3.6%
Investment Grade Bonds
High Yield Bonds
Equity Securities
Mortgage Loans on Real Estate
Policy loans
Funds Withheld at Interest
Short-Term/Cash Equivalents
Other Invested Assets



Fixed Maturity Securities
Credit Rating Distribution
As of September 30, 2020[2]
(Percentages based on Fair Market Value)
$54.7B
62.9%
31.9%
3.9%
1.3%
AAA/AA/A
BBB
BB
<BB

RGA

[1] Includes funds withheld.
[2] The Rating Agency Designation includes all "+" or "-" at that rating level (e. g. "BBB" includes "BBB+", "BBB", and "BBB-").
Note: Data as of September 30, 2020. Additional information on investments can be found in the Quarterly Financial Supplement available on the Investors page of RGA's website, rgare.com.

Pre-Tax Income (Loss) Reconciliation

- Investment impairments have slowed due to various improvements in the financial markets, while the allowance for commercial mortgage loans and other impairments increased due to macro economic factors
- Movement in other embedded derivatives (mostly B36) was primarily due to credit spreads tightening
- "Other derivative instruments" are primarily comprised of non-qualifying hedges (such as inflation increases in reinsured policyholder benefits) and investment strategies that utilize credit derivatives to replicate fixed income investments

$ in millions	1Q20	2Q20	3Q20	3Q YTD
Pre-tax income (loss)	$ (96)	195	285	384
Investment-related				
Investment impairments and CECL[1]	47	22	5	74
Net gains/losses on sale of fixed maturity securities	(27)	(20)	25	(22)
Change in market value of equity securities and other	17	(15)	(5)	(3)
Derivative-related				
GMXBs[2] (net of hedging and DAC)	(36)	(36)	60	(12)
Other embedded derivatives (net of DAC)	121	2	(44)	79
Change in market value of other derivative instruments	95	(42)	(24)	29
Tax-related items and other	(3)	3	(1)	(1)
Pre-tax adjusted operating income	$ 118	109	301	528

[1] New accounting standard related to current expected credit losses.
[2] GMXBs are policy riders that provide a specified guaranteed minimum benefit. Examples include Guaranteed Minimum Withdrawal Benefits and Guaranteed Minimum Income Benefits.

Reconciliations of Non-GAAP Measures

Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income				
In millions	3Q19		3Q20	
U.S. & Latin America Traditional				
GAAP pre-tax income (loss)	$	113	$	14
Capital (gains) losses, derivatives and other, net		-		-
Change in MV of embedded derivatives [1]		10		8
Pre-tax adjusted operating income	$	123	$	22
U.S. & Latin America Asset-Intensive				
GAAP pre-tax income	$	100	$	50
Capital (gains) losses, derivatives and other, net [1]		(104)		48
Change in MV of embedded derivatives [1]		69		(21)
Pre-tax adjusted operating income	$	65	$	77
U.S. & Latin America Capital Solutions				
GAAP pre-tax income	$	19	$	24
Pre-tax adjusted operating income	$	19	$	24
Canada Traditional				
GAAP pre-tax income	$	43	$	30
Capital (gains) losses, derivatives and other, net		1		(1)
Pre-tax adjusted operating income	$	44	$	29
Canada Financial Solutions				
GAAP pre-tax income	$	3	$	6
Pre-tax adjusted operating income	$	3	$	6
EMEA Traditional				
GAAP pre-tax income	$	25	$	7
Pre-tax adjusted operating income	$	25	$	7
EMEA Financial Solutions				
GAAP pre-tax income	$	61	$	92
Capital (gains) losses, derivatives and other, net		(2)		(6)
Pre-tax adjusted operating income	$	59	$	86

[1] Net of DAC offset

Reconciliations of Non-GAAP Measures

Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income		
In millions	3Q19	3Q20
Asia Pacific Traditional		
GAAP pre-tax income	$ 22	$ 78
Pre-tax adjusted operating income	$ 22	$ 78
Asia Pacific Financial Solutions		
GAAP pre-tax income (loss)	$ 2	$ 10
Capital (gains) losses, derivatives and other, net	3	(1)
Pre-tax adjusted operating income	$ 5	$ 9
Corporate and Other		
GAAP pre-tax income (loss)	$ (41)	$ (26)
Capital (gains) losses, derivatives and other, net	11	(11)
Pre-tax adjusted operating loss	$ (30)	$ (37)
RGA Consolidated		
GAAP pre-tax income	$ 347	$ 285
Capital (gains) losses, derivatives and other, net [1]	(91)	29
Change in MV of embedded derivatives [1]	79	(13)
Pre-tax adjusted operating income	$ 335	$ 301
GAAP net income	$ 263	$ 213
Capital (gains) losses, derivatives and other, net [1]	(61)	13
Change in MV of embedded derivatives [1]	51	(1)
U.S. tax reform and statutory tax rate changes	3	14
Adjusted operating income	$ 256	$ 239

[1] Net of DAC offset

Reconciliation of earnings-per-share to adjusted operating earnings-per-share		
Diluted share basis	3Q19	3Q20
Earnings-per-share	$ 4.12	$ 3.12
Capital (gains) losses, derivatives and other, net [1]	(0.95)	0.20
Change in MV of embedded derivatives [1]	0.80	(0.02)
U.S. tax reform and statutory tax rate changes	0.05	0.21
Adjusted operating earnings-per-share	$ 4.02	$ 3.51

[1] Net of DAC offset

Reconciliations of Non-GAAP Measures

Reconciliation of GAAP stockholders' equity to stockholders' equity excluding AOCI		
In millions	3Q19	3Q20
GAAP stockholders' equity	$ 11,524	$ 13,213
Less: Unrealized appreciation of securities	3,473	4,542
Less: Accumulated currency translation adjustments	(157)	(171)
Less: Unrecognized pension and post retirement benefits	(57)	(82)
Stockholders' equity excluding AOCI	$ 8,265	$ 8,924
GAAP stockholders' average equity	$ 9,787	$ 11,639
Less: Unrealized appreciation of securities	2,018	3,366
Less: Accumulated currency translation adjustments	(143)	(171)
Less: Unrecognized pension and post retirement benefits	(51)	(72)
Stockholders' average equity excluding AOCI	$ 7,963	$ 8,516

Reconciliation of trailing twelve months of consolidated net income to adjusted operating income and related return on equity (ROE)				
	3Q19		3Q20	
Trailing twelve months	Income	ROE	Income	ROE
Net income	$ 745	7.6%	$ 518	4.5%
Reconciliation to adjusted operating income:				
Capital (gains) losses, derivatives and other, net	(28)		19	
Change in fair value of embedded derivatives	165		104	
Deferred acquisition cost offset, net	(32)		(26)	
Tax expense on uncertain positions	6		19	
Adjusted operating income	$ 856	10.7%	$ 634	7.4%

Reconciliation of book value per share to book value per share excluding AOCI		
	3Q19	3Q20
Book value per share	$ 184.06	$ 194.49
Less: Effect of unrealized appreciation of securities	55.46	66.86
Less: Effect of accumulated currency translation adjustments	(2.51)	(2.51)
Less: Effect of unrecognized pension and post retirement benefits	(0.91)	(1.22)
Book value per share excluding AOCI	$ 132.02	$ 131.36

RGA